[LETTERHEAD OF BERGER & STEINGUT]














                                       October 15, 1986



Bear, Stearns & Co. Inc.
55 Water Street
New York, New York 10041

               Re:    Municipal Securities Trust, Series 35 and 50th
                      Discount Series

Gentlemen:

               We have acted as special counsel to Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Municipal Securities Trust, Series 35 and 50th Discount Series (the "Trusts"), in connection with the issuance by the Trusts of 2,000 and 12,000 units, respectively, of fractional undivided interest (collectively, the "Units"). We have been requested to render our opinion as to the validity of the Trust Agreements (as hereinafter defined) and the Units. Pursuant to the Trust Agreements, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds (collectively, the "Bonds"), together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements.

               In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units:

               (a) the Reference Trust Agreements bearing today's date relating to each Trust (the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee (the "Trustee"), and Standard & Poor's
               Corporation, as Evaluator;


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


Bear, Stearns & Co. Inc.
October 15, 1986
Page 2


               (b) the Registration Statement on Form S-6 (File No. 33-08699) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, Amendment No. 1 thereto, containing the proposed form of the final Prospectus relating to the Units (the "Prospectus") (collectively, the "Registration Statement"), which is expected to be filed with the Commission this day; and

               (c)    the Certificate of Incorporation, By-Laws,
               Certified Board of Directors resolutions and power of attorney of the Depositor.

               We have assumed the genuineness of all signatures and the conformity to original documents of all documents provided to us as such.

               We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

               Based on the foregoing and upon an investigation of such matters of law as we have deemed necessary, we are of the opinion that:


                      (1) The Trust Agreements have been duly authorized and
               entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms, subject to laws of general application affecting the rights and remedies of creditors.

                      (2) The execution and delivery of the certificates
               evidencing the Units have been authorized by the Depositor and such certificates when executed by the Trustee and the Depositor in accordance with the provisions of the certificates and the Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the Trust Agreements, and will conform to the description thereof contained in the Prospectus. Upon payment of the consideration for the Units as provided

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


Bear, Stearns & Co. Inc.
October 15, 1986
Page 3


               in the Trust Agreements and the Registration Statement, the Units will be fully paid and non-assessable by the Trusts.

               We hereby consent to the filing of this opinion and our opinion regarding the tax status of the Trusts as Exhibits to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions".

                                                   Very truly yours,


                                                   BERGER & STEINGUT


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



                               [LETTERHEAD OF BERGER & STEINGUT]














                                       October 13, 1988



Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

               Re:    Municipal Securities Trust, Series 39 and 67th
                      Discount Series

Gentlemen:

               We have acted as special counsel to Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Municipal Securities Trust, Series 39 and 67th Discount Series (the "Trusts"), in connection with the issuance by the Trusts of 2,500 and 9,000 units, respectively, of fractional undivided interest (collectively, the "Units"). We have been requested to render our opinion as to the validity of the Trust Agreements (as hereinafter defined) and the Units. Pursuant to the Trust Agreements, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds (collectively, the "Bonds"), together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements.

               In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units:

               (a) the Reference Trust Agreements bearing today's date relating to each Trust (the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee (the "Trustee"), and Standard & Poor's
               Corporation, as Evaluator;


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


Bear, Stearns & Co. Inc.
October 13, 1988
Page 2


               (b) the Registration Statement on Form S-6 (File No. 33-24031) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, Amendment No. 1 thereto containing the proposed form of the final Prospectus relating to the Units (the "Prospectus") (collectively, the "Registration Statement"), which is expected to be filed with the Commission this day; and

               (c) the Certificate of Incorporation, By-Laws, Foreign Bid Certificate, Certified Board of Directors resolutions and power of attorney of the Depositor.

               We have assumed the genuineness of all signatures and the conformity to original documents of all documents provided to us as such.

               We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

               Based on the foregoing and upon an investigation of such matters of law as we have deemed necessary, we are of the opinion that:

                      (1) The Trust Agreements have been duly authorized and
               entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms, subject to laws of general application affecting the rights and remedies of creditors.

                      (2) The execution and delivery of the certificates
               evidencing the Units have been authorized by the Depositor and such certificates when executed by the Trustee and the Depositor in accordance with the provisions of the certificates and the Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the Trust Agreements, and will conform to the description thereof contained in the Prospectus. Upon payment of the consideration for the Units as provided in the Trust Agreements and the Registration Statement,

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


Bear, Stearns & Co. Inc.
October 13, 1988
Page 3


               the Units will be fully paid and non-assessable by the Trusts.

               We hereby consent to the filing of this opinion and our opinion regarding the tax status of the Trusts as Exhibits to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions".

                                                   Very truly yours,



                                                   BERGER & STEINGUT



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



                               [LETTERHEAD OF BERGER & STEINGUT]














                                       December 15, 1988



Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

               Re:    Municipal Securities Trust, Series 40 and 68th
                      Discount Series

Gentlemen:

               We have acted as special counsel to Bear, Stearns & Co. Inc., as Depositor, Sponsor and Principal Underwriter (the "Depositor") of Municipal Securities Trust, Series 40 and 68th Discount Series (the "Trusts"), in connection with the issuance by the Trusts of 4,000 and 12,000 units, respectively, of fractional undivided interest (collectively, the "Units"). We have been requested to render our opinion as to the validity of the Trust Agreements (as hereinafter defined) and the Units. Pursuant to the Trust Agreements, the Depositor has transferred to the Trusts certain long-term bonds and contracts to purchase certain long-term bonds (collectively, the "Bonds"), together with an irrevocable letter of credit to be held by the Trustee upon the terms and conditions set forth in the Trust Agreements.

               In connection with our representation, we have examined copies of the following documents relating to the creation of the Trusts and the issuance and sale of the Units:

               (a) the Reference Trust Agreements bearing today's date relating to each Trust (the "Trust Agreements") among the Depositor, United States Trust Company of New York, as Trustee (the "Trustee"), and Standard & Poor's
               Corporation, as Evaluator;


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


Bear, Stearns & Co. Inc.
December 15, 1988
Page 2


               (b) the Registration Statement on Form S-6 (File No. 33-25127) filed with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act of 1933, as amended, Amendment No. 1 thereto containing the proposed form of the final Prospectus relating to the Units (the "Prospectus") (collectively, the "Registration Statement"), which is expected to be filed with the Commission this day; and

               (c) the Certificate of Incorporation, By-Laws, Foreign Bid Certificate, Certified Board of Directors resolutions and power of attorney of the Depositor.

               We have assumed the genuineness of all signatures and the conformity to original documents of all documents provided to us as such.

               We have not reviewed the financial statements, compilation of the Bonds held by the Trusts, and other financial data contained in the Registration Statement and the Prospectus, as to which you have been furnished with the reports of the accountants appearing in the Registration Statement and the Prospectus.

               Based on the foregoing and upon an investigation of such matters of law as we have deemed necessary, we are of the opinion that:

                      (1) The Trust Agreements have been duly authorized and
               entered into by an authorized officer of the Depositor and are valid and binding obligations of the Depositor in accordance with their respective terms, subject to laws of general application affecting the rights and remedies of creditors.

                      (2) The execution and delivery of the certificates
               evidencing the Units have been authorized by the Depositor and such certificates when executed by the Trustee and the Depositor in accordance with the provisions of the certificates and the Trust Agreements and issued for the consideration contemplated therein, will constitute fractional undivided interests in the respective Trusts, will be entitled to the benefits of the Trust Agreements, and will conform to the description thereof contained in the Prospectus. Upon payment of the consideration for the Units as provided in the Trust Agreements and the Registration Statement,

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


Bear, Stearns & Co. Inc.
December 15, 1988
Page 3

               the Units will be fully paid and non-assessable by the Trusts.

               We hereby consent to the filing of this opinion and our opinion regarding the tax status of the Trusts as Exhibits to the Registration Statement and to the use of our name in the Registration Statement and in the Prospectus under the headings "Tax Status" and "Legal Opinions".

                                                   Very truly yours,



                                                   BERGER & STEINGUT

C/M  11939.0001 407294.1